SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  October 15, 1998

(Date of earliest event reported)

Commission File No.:  333-32019

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CF1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2090001
52-2090003
52-2090005
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On October 15, 1998 a distribution was made to holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates
Series 1998- CF1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
Pass-Through Certificates, Series 1998- CF1, relating to the
October 15,1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CF1


October 21, 1998  by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-CF1 Trust, relating to the October
               15, 1998 distribution